SUPPLEMENT DATED FEBRUARY 26, 2020 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2019
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK VECTORS ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN NAME, INDEX, INVESTMENT OBJECTIVE, INVESTMENT POLICY AND PRINCIPAL INVESTMENT STRATEGIES

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus and the current Statement of Additional Information for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors ChinaAMC CSI 300 ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on February 26, 2020, the Board of Trustees (the “Board”) of the Trust considered and approved changes to the Fund, including changing: (i) the name of the Fund; (ii) the Fund’s benchmark index; (iii) the Fund’s investment objective; and (iv) certain of the Fund’s principal investment strategies. Additionally, at a meeting held on September 13, 2019, the Board previously approved changes to the Fund's investment policy regarding diversification status.

These changes will become effective on or after May 1, 2020 (the “Effective Date”). On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund. You should refer to the New Prospectus for the Fund, when available. Please note that the New Prospectus reflecting the changes for the Fund is not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date. The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date (please refer to the New Prospectus, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date):

On the Effective Date, the Fund’s name will change to the “VanEck Vectors China Growth Leaders ETF” and its ticker will change to “GLCN.” Additionally, the Fund’s current investment objective of seeking to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI 300 Index, will change to the following: The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MarketGrader China All-Cap Growth Leaders Index (the "China Index"). The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

In connection with these changes, the Fund will experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause the Fund to realize capital gains. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.

In connection with the changes to the Fund’s benchmark index, investment objective and investment policy, on the Effective Date, the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index and/or in investments that have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise its benchmark index. The China Index is comprised of equity securities which are generally considered by MarketGrader (the “Index Provider”) to exhibit favorable fundamental characteristics according to the Index Provider’s proprietary scoring methodology. For each company eligible for the China Index, the Index Provider creates a numerical score based on indicators measuring four fundamental characteristics, derived from public company filings and stock prices. The four fundamental characteristics are growth, value, profitability and cash flow. The resulting score is a weighted average of these indicators. To be initially eligible for inclusion in the China Index, companies must be incorporated in China, and may be listed on any global stock exchange. From this universe of companies, the top-ranked names according to the Index Provider’s proprietary score are included, and then weighted according to their free-float market capitalization.

As of February 21, 2020, the China Index included 200 securities of companies with a market capitalization range of between approximately $283 million to $556.5 billion and a weighted average market capitalization of $98.5 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the China Index by investing in a portfolio of securities that generally replicates the China Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the China Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the China Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund will seek to achieve its investment objective by primarily investing directly in A-shares and in shares of Chinese companies listed on offshore exchanges. A-shares are issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-shares are traded in renminbi (“RMB”) on the Shenzhen or Shanghai Stock Exchanges. The A-share market in China is made available to domestic PRC investors and foreign investors through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), and through licenses obtained under the Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) programs. After obtaining a RQFII or QFII license, the RQFII or QFII would obtain through China’s State Administration of Foreign Exchange (“SAFE”) a specific aggregate dollar amount investment quota in which the RQFII or QFII can invest in A-shares. Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in A-shares via Stock Connect, as described below, or via the A-share quota granted to the Fund’s sub-adviser, China Asset Management (Hong Kong) Limited (the “Sub-Adviser”), by SAFE (“RQFII quota”). The Sub-Adviser has obtained RQFII status and has been granted an RQFII quota, which the Sub-Adviser will use to invest the portion of the Fund’s assets allocated to it by the Adviser in A-shares. At such time that the Sub-Adviser has utilized its entire RQFII quota, the Sub-Adviser may, subject to applicable regulations, apply for an increase of the RQFII quota. Assets not allocated to the Sub-Adviser for investment directly in A-shares will be managed by the Adviser. The Fund may also invest in A-shares listed and traded on the Shanghai and Shenzhen Stock Exchanges through Stock Connect. Stock Connect is a securities trading and clearing program between the Shanghai and Shenzhen Stock Exchanges, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited (“HKSCC”) designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Other exchanges in China may participate in Stock Connect in the future. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in A-shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect.

The Fund may also invest a portion of its assets in swaps, futures contracts and other types of derivative instruments that have economic characteristics that are substantially identical to the economic characteristics of A-shares, including swaps on the China Index, swaps on the A-shares which comprise the China Index and/or swaps on funds that seek to replicate the performance of the China Index or funds that invest in A-shares or the Fund may invest directly in shares of such funds. The notional values of these swaps, futures contracts and other derivative instruments will count towards the Fund’s 80% investment policy and cash and cash equivalents related to the swaps, futures contracts and other derivative instruments will not be counted towards the calculation of total assets. The Fund may also invest in exchange-traded funds (“ETFs”), including ETFs listed on a Hong Kong or other foreign exchange.

The Fund may become "non-diversified" as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the China Index. This means that the Fund may invest a greater percentage of its assets in a limited number of issuers than would be the case if the Fund were always managed as a diversified management investment company. The Fund intends to be diversified in approximately the same proportion as the China Index. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the China Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the China Index concentrates in an industry or group of industries. As of December 31, 2018, the Fund was concentrated in the financials sector and the industrials sector represented a significant portion of the Fund.

Additionally, on the Effective Date, the “Principal Risks of Investing in the Fund” and the “Additional Information About the Funds’ Investment Strategies and Risks - Risks of Investing in the Funds” sections will be modified to include the following:
Non-Diversification Risk. The Fund may become classified as non-diversified under the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the China Index. If the Fund becomes non-diversified, it may invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

With respect to the change to the Fund's investment policy, shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status solely due to changes in the relative market capitalization or index weighting of one or more China Index constituents.

Please retain this supplement for future reference.